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                                                                    Exhibit 10.2
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                BAYBANKS SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                First Amendment
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        The BayBanks Supplemental Executive Retirement Plan, established effective as of January 1, 1989, is hereby amended as follows effective as of January 1, 1994.

        Section 4.1 is amended by renumbering subsections (c) and (d) as subsections (d) and (e) respectively (and all affected cross references are changed accordingly), and by adding the following new subsection (c):

                "(c) MINIMUM BENEFIT. If, as a result of the application of the nondiscrimination requirements of Code Section 401(a)(4) or the regulations thereunder to the Retirement Plan the full amount of a participant's Retirement Plan benefits (including benefits payable as a result of the occurrence of a change in control of BayBanks, Inc. or other benefits) cannot be paid to him from the Retirement Plan, the amount that cannot be paid to him from the Retirement Plan for such reason will be paid to him as a minimum benefit under this plan. Any such minimum benefit will be payable in the form provided under
         Section 4.9 of this plan."

         Executed on July 19, 1994.


                         THE CORPORATE COMPENSATION
                         COMMITTEE OF BAYBANKS, INC.


                         By:      /s/ Ilene Beal
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                              (pursuant to delegated authority)

     The undersigned hereby consents to the foregoing amendment.


                         BAYBANKS, INC.


                         By:       /s/ Ilene Beal
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